Supplement dated June 26, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2025

for Protective Executive Benefits Registered VUL policies
issued by Protective Life Insurance Company

Protective COLI VUL

Supplement dated June 26, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2025

for Protective Executive Benefits Registered VUL NY policies issued by Protective Life and Annuity Insurance Company

Protective NY COLI VUL

This Supplement amends certain information in your variable universal life policy prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it for future reference.

On or about July 28, 2025, a Fund available under your Policy will change its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Neuberger Berman AMT Sustainable Equity Portfolio	Neuberger Berman AMT Quality Equity Portfolio

After July 28, 2025, all references to the Fund in your Prospectuses will use the new Fund name – there was no change to the share class.

* * *

If you have any questions regarding this Supplement, please contact your investment professional or contact us toll free at 1-800-265-1545. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

Please keep this Supplement for future reference.